APRIL 2019 Company Overview Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the anticipated use of our existing cash resources, including proceeds from our initial public offering, the duration for which our existing capital resources will fund our operations, statements regarding the therapeutic potential of our Microbiome Metabolic Therapy (MMT) candidates and our strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to the planned Phase 2 clinical trial for KB195 for the treatment of UCD, including timeline for initiation, completion and reporting of results, the preclinical and clinical development and safety profile of our MMT candidates and timelines associated with the programs for such MMT candidates, whether and when, if at all, our MMT candidates will receive approval from the U.S. Food and Drug Administration or other applicable regulatory agencies, if any, competition from other biotechnology companies, and other risks identified in our SEC filings, including our final prospectus for our initial public offering, and subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this presentation represent our views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements.

The 1st Company to Use a Chemistry-Driven Approach Intended to Systematically Drive FUNCTIONAL OUTPUTS OF THE MICROBIOME ORGAN Translating the Promise of the Microbiome Into Solutions for Patients

The Kaleido Opportunity Proprietary Product Platform Broad Pipeline with Large Market Opportunity Faster, More Cost Efficient Model Significant Computational Biology and Data Science Capabilities Enable Kaleido to Learn MORE, and Learn FASTER Human-Centric Discovery & Development World-Class Leadership Team

Built A World-Class Leadership Team

	**Alison Lawton** President & Chief Executive Officer	Former GM, Genzyme Biosurgery, COO Aura & OvaScience	
	**Josh Brumm** Chief Operating Officer, Chief Financial Officer	Former COO & CFO, Versartis, EVP Finance, Pharmacyclics & CFO, ZELTIQ	
	**Kate Knobil, M.D.** Chief Medical Officer, Head of R&D	Former CMO at GlaxoSmithKline	
	**Johan van Hylckama Vlieg, Ph.D.** Chief Scientific Officer (as of July 1st)[1]	Former VP for Microbiome & Human Health Innovation, Chr. Hansen	
	**Clare Fisher** Chief Business Officer	Former Group VP, Global Head of Transactions & Business Development, Shire	
	**Mike Bruce, Ph.D.** SVP, Development Operations	Former SVP Program, Portfolio & Alliance, CRISPR, VP, Development Operations, Pfizer	
	**Sue Stewart, J.D.** SVP, Regulatory & Compliance	Former SVP, Regulatory Affairs, Quality, and Compliance, Tokai Pharmaceuticals	
	**Stephen Sofen, Ph.D.** SVP, Technical Operations	Former VP, Technical Operations, CRISPR	
	**Mike Bonney** Executive Chair	Former CEO, Cubist Pharmaceuticals	

COMPANY BUILDING + THERAPEUTIC AREA BREADTH & TECHNOLOGY DEPTH + CLINICAL DEVELOPMENT & REGULATORY + MANUFACTURING

5 | © 2019 KALEIDO™

Note(s): 1. Dr. van Hylckama Vlieg is serving as a scientific advisor and consultant to Kaleido until he assumes the role of CSO on July 1, 2019.

Founded Company in 2015 to Create a New Category of Drugs and Health Products Significant Accomplishments Since Founding 1,000+ MMT candidates in our library today IND Cleared, Phase 2 clinical trial initiation planned for 1H 2019 7 non-IND human clinical studies conducted with our Microbiome Metabolic Therapy (MMT™) candidates 5 current pipeline programs in multiple disease areas 100+ non-provisional applications world-wide in 20+ regions/countries, 8 US patents, 2 EPO patents $75M IPO in February 2019

Broad Pipeline

PROGRAM	Target	Mechanism of Action	*Ex Vivo* Screening	*Ex Vivo* Testing	Non-IND Human Clinical Studies[1] Healthy Volunteers	Patients	Potential IND Filing[2]	Phase 1[3]	Phase 2	Phase 3
Hyperammonemia: Urea Cycle Disorders (KB195)	Ammonia	Decrease Production of Metabolites					✓	N/A[4]	1H'19	
Hyperammonemia: Hepatic Encephalopathy (KB174 or KB195)	Ammonia	Decrease Production of Metabolites					1H'20		2H'20	
Infections Caused by Multi-Drug Resistant Bacteria (KB109)	MDR Pathogens	Advantage/Disadvantage Certain Species				1H'19				
Atherosclerotic Cardiovascular Disease	TMA	Decrease Production of Metabolites								
Chronic Kidney Disease	Uremic Toxins	Decrease Production of Metabolites								

Pipeline progressed in ~4 years, spending less than $92M in cash through Dec. 2018

Potential to generate 1-2 Phase 2 ready INDs per year

Mechanism of Action

Decrease Production of Metabolites

Advantage/Disadvantage Certain Species

Completed

In Progress

Note(s):
1. In our non-IND human clinical studies, we evaluate the safety, tolerability and markers of effect of our MMT candidates in human subjects.
2. For MMT candidates pursuing a drug development pathway an IND will be filed; for those that we elect to continue on a non-drug development pathway, INDs will not be required.
3. Based on our experience with UCD, we believe we may be able to advance other MMT candidates directly into Phase 2.
4. Based on feedback from the FDA and clearance of our IND for KB195 in UCD, we are advancing directly into a Phase 2 trial.

– Dates represent initiation of human dosing or submission of IND filing.

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Kaleido™

The Microbiome Organ Has the Potential to Address a Broad Range of Diseases

The Microbiome is Implicated in Numerous Conditions



Cell
Article
Indigenous Bacteria from Gut Microbiota Regulate Host Serotonin Biosynthesis
Gut Microbiota Regulate Motor Deficits and Neuroinflammation in a Model of Parkinson's Disease
Science
CANCER IMMUNOTHERAPY
Anticancer immunotherapy by CTLA-4 blockade relies on the gut microbiota
The severity of NAFLD is associated with gut dysbiosis and shift in the metabolic function of the gut microbiota
PNAS
Gut bacteria from multiple sclerosis patients modulate human T cells and exacerbate symptoms in mouse models
Microbiota Modulate Behavioral and Physiological Abnormalities Associated with Neurodevelopment Disorders
PERSPECTIVE
nature
Human nutrition, the gut microbiome and the immune system
Science
Gut microbiome modulates response to anti-PD-1 immunotherapy in melanoma patients nature
ARTICLES
An obesity-associated gut microbiome with increased capacity for energy harvest



Short-Chain Fatty Acids (SCFAs)	• Obesity • Type 2 Diabetes • Parkinson's Disease
Nitrogen Metabolism	• Urea Cycle Disorders • Hepatic Encephalopathy
Amino Acids	• Chronic Kidney Disease • Organic Acidemias • Phenylketonuria (PKU)
Direct Immune Modulators	• Asthma • IBD • Multiple Sclerosis
Bile Acids	• Primary Sclerosing Cholangitis (PSC) • NASH

Glycans Are Known to Drive Metabolic Shifts that Have an Impact on Host Physiology

Kaleido™

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We’re Leveraging 10 Years of Scientific Insights and Knowledge Computational Capabilities Automation & Miniaturization Rapid, human-relevant screening Powerful Enabling Tools Are Available Now Is the Time to Develop Targeted Therapies for the Microbiome Organ Shallow Shotgun Sequencing 16S RNA Sequencing Metabolomics 2010s 2000s 1990s 1980s Discovery of microbes 1890 Koch’s postulates More microbes than human cells Microbiome structure revealed $115M Human Microbiome Project launched Number of papers Growing Body of Research

FOCUS KNOWLEDGE OVER TIME Functions of the Microbiome Composition of the Microbiome Subtract Bacteria “Kill the bugs” (e.g. Antibiotics) Add Bacteria “Bugs as drugs” (e.g. fecal microbiota transplants, bacterial therapy) Drive Existing Bacteria Microbiome Metabolic Therapies, or MMTs (i.e. targeted glycans) Unique Chemistries that Can Drive the Functional Output of the Microbiome We Have a Unique and More Evolved Approach

Our Microbiome Metabolic Therapies (MMT™) Are Proprietary, Novel Compounds CHARACTERISTICS ADVANTAGES Initial MMTs are targeted glycans Drivers of gut metabolism, long history of safe human consumption Related to a class of compounds that is Generally Recognized As Safe (GRAS) Ability to advance rapidly into the clinic; flexibility to develop as therapeutics, food or medical food Limited systemic exposure Potentially minimizes off-target biological effects Highly soluble Can be orally administered Novel and proprietary Robust IP portfolio

Our MMTs Are Designed to Work Through One or More Mechanisms of Action, Including ... DECREASE Production of Metabolites INCREASE Production of Metabolites ADVANTAGE or DISADVANTAGE Certain Species in the Microbiome Community

Human-Centric Discovery & Development EX VIVO SCREENING IN HEALTHY MICROBIOME SAMPLES 1 EX VIVO TESTING IN PATIENT MICROBIOME SAMPLES 2 RAPID ADVANCEMENT INTO NON-IND HUMAN CLINICAL STUDIES 3 Patients Healthy Volunteers & Data Collected at Every Stage to Leverage Computation Capability Human Data Drives Learning and MMT Optimization MMT DECISION POINT File IND and Proceed to Phase 2 Pursue Non-Drug Development Pathway/Commercialization

Faster, More Cost Efficient Model Note(s): 1. To date with respect to KB195, which we have decided to develop as a drug candidate 2. DiMasi, Joseph, et. al: Innovation in the pharmaceutical industry: New estimates of R&D costs, Journal of Health Economics, 2016, 47, 20-23. Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Kaleido’s Discovery and Development1 <3 Years Study of Traditional Pharmaceutical R&D2 5-7 Years Discovery 1 Year Non-IND Human Clinical Studies 2 Years Phase 1 ~1.5 Years IND Start Phase 2 Start Phase 2 Discovery, Preclinical ~5 Years Kaleido IND1 Discovery (human ex vivo) Abbreviated preclinical data Scale for Phase 2 Human clinical safety, tolerability Dose-response Biomarkers may also be a surrogate for efficacy Start Phase 2 Start Phase 1 Traditional IND Discovery Data Animal Data Scale to Phase 1 IND

PROGRAM Target Mechanism of Action Ex Vivo Screening Ex Vivo Testing Healthy Volunteers Patients Potential IND Filing2 Phase 13 Phase 2 Phase 3 Hyperammonemia: Urea Cycle Disorders (KB195) Ammonia N/A4 1H’19 Hyperammonemia: Hepatic Encephalopathy (KB174 or KB195) Ammonia 1H’20 2H’20 Infections Caused by Multi-Drug Resistant Bacteria (KB109) MDR Pathogens 1H’19 Atherosclerotic Cardiovascular Disease TMA Chronic Kidney Disease Uremic Toxins Non-IND Human Clinical Studies1 Note(s): In our non-IND human clinical studies, we evaluate the safety, tolerability and markers of effect of our MMT candidates in human subjects. For MMT candidates pursuing a drug development pathway an IND will be filed; for those that we elect to continue on a non-drug development pathway, INDs will not be required. Based on our experience with UCD, we believe we may be able to advance other MMT candidates directly into Phase 2. Based on feedback from the FDA and clearance of our IND for KB195 in UCD, we are advancing directly into a Phase 2 trial. Dates represent initiation of human dosing or submission of IND filing. In Progress Completed Mechanism of Action Decrease Production of Metabolites Advantage/Disadvantage Certain Species Broad Pipeline

The Hyperammonemia Opportunity

LIVER
Main Site of Ammonia Clearance

GUT
Ammonia Production


NH_3
NH_3

BRAIN
Main Site of Ammonia Toxicity

KB195
Urea Cycle Disorders (UCD)

- **Inability to convert ammonia** due to inborn urea cycle defects
- **Orphan disease** with ~3,000 patients in U.S.
- **High unmet medical need** despite available treatments
  - **Reduce the Risk of Life-Threatening Crises**

POTENTIAL CLINICAL ENDPOINTS:

- **Reduction in serum ammonia 24-hour area under the curve**

KB174 / KB195
Hepatic Encephalopathy (HE)

- Neuropsychiatric abnormalities in patients with **liver dysfunction**
- **~500,000 patients in U.S.,** many have not been diagnosed
- **Two** current approved treatments for Overt HE (OHE)
- **High Unmet Medical Need**
  - **No current approved treatment** for Minimal HE (MHE)
  - **Reduce OHE episodes and infection risk**
  - **More tolerable therapy**

POTENTIAL CLINICAL ENDPOINTS:

- **Time to first breakthrough OHE episode**

Sources: Batshaw, M. L., et. al. (2014). A longitudinal study of urea cycle disorders, Molecular Genetics and Metabolism, 113(0), 127-130; Montgomery, J. Y., & Bajaj, J. S. (2011). Advances in the Evaluation and Management of Minimal Hepatic Encephalopathy, Current Gastroenterology Reports, 13, 26-33; Company reports

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Kaleido™

Ex Vivo Screening: KB195 Reduced Ammonia in Healthy Microbiomes Ability to Screen Many MMTs Across Our Compound Library for Ability to Reduce Ammonia Compound Ammonia Levels Normalized to Control 1 KB195 Lead MMT Reduced Ammonia by 97%, Compared to Control (water) 97% Control Ammonia Levels Normalized to Control KB195 Control

2 KB195 in Hepatically Impaired Patients Ex Vivo Testing: KB195 Reduced Ammonia in Patient Microbiomes KB195 in UCD Patients Reduced Ammonia in All Microbiome Samples Reduced Ammonia by > 50% in 10 Out of 12 Samples Reduced Ammonia in 18 of 19 Microbiome Samples Outperformed Lactulose in Reducing Ammonia Levels in 14 of 19 Samples Ammonia Reduction Relative to Control (%) Ammonia Reduction Relative to Control (%)

Non-IND Human Clinical Studies: KB195

KB195 Observed to Have A Significant Effect on Ammonia Reduction



Urine 15N Excreted; % Change from Baseline
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
n=11
n=12
n=12
Negative control
KB195
Comparator glycan2
Lactulose ~20% reduction1

Results from 72 g/day dose

- Randomized, controlled, double-blind study in **healthy subjects on a high protein diet**
- **KB195 Significantly Lowered Nitrogen**
  - 40.5% Decrease in Urinary ^{15}N Excretion Compared to Negative Control ($p=0.0126$)

Note(s): 1. De Preter V. et al., Alimentary Pharmacology & Therapeutics 23, 963-974 (2006)
2. The study also included an additional comparator glycan arm. Operational challenges resulted in interruptions in the dosing schedule and as such, the incomplete comparator glycan arm data are not reported here.

19 | © 2019 KALEIDO™

Non-IND Human Clinical Studies: KB195 Fewer Subjects Receiving KB195 Reported Diarrhea3 1 3 18g/day 1 4 36g/day 1 6 54g/day 4 10 72g/day 1 1 3 4 Negative control KB195 Comparator glycan Dosing Period Lactulose ~20% reduction1 Urine 15N Excreted; % Change from Baseline Results from 72 g/day dose KB195 Observed to Have A Significant Effect on Ammonia Reduction Note(s): 1. De Preter V. et al., Alimentary Pharmacology & Therapeutics 23, 963-974 (2006) 2. The study also included an additional comparator glycan arm. Operational challenges resulted in interruptions in the dosing schedule and as such, the incomplete comparator glycan arm data are not reported here. 3. Based on Bristol Stool Score 3 n=11 n=12 n=12 Negative control KB195 Comparator glycan2

Our Additional Programs Focus on Multiple Indications DECREASE Production of Metabolites TMA Atherosclerotic Cardiovascular Disease (ASCVD) No Marketed Prescription Treatments That Address Elevated Levels of TMAO in Treatment of ASCVD Uremic Toxins Chronic Kidney Disease Significant Prevalence & Cost Burden to Healthcare System INCREASE Production of Metabolites Short Chain Fatty Acids ADVANTAGE or DISADVANTAGE Certain Species in the Microbiome Community MDR Pathogens Liver Transplant Patients Hematopoietic Stem Cell Transplantation (HSCT) Patients A Serious Threat

Ex Vivo Testing Our MMTs Observed to Reduce Pathogens by a Median of 45% Relative to Control in 10 of 13 Samples Microbiome Samples from 13 ICU Patients Pathogen Reduction Relative to Control (%) Hours % Pathogen MMTs for Infections Caused by Multi-Drug Resistant Bacteria Ex Vivo Screening Our MMTs Observed to Reduce Pathogens

Ex Vivo Screening: Top MMTs Reduced TMA in Healthy Microbiomes Our top MMTs reduced TMA by >90% in Ex Vivo Screening Compared To Control Conducted high-throughput MMT screening to identify hits Top leads will be tested ex vivo in microbiomes of patients with cardiovascular disease Following ex vivo testing, plan to conduct a non-IND clinical study Control

Lead Programs in Hyperammonemia Demonstrate the Power of Our Proprietary Product Platform

Hyperammonemia

Pathologies that Result in an Excess of Ammonia in the Blood



Decrease Production of Ammonia

Significant Unmet Medical Need

Urea Cycle Disorders (UCD)

Hepatic Encephalopathy (HE)

FDA

FDA FEEDBACK ON UCD

- IND cleared and advancing directly into a Phase 2 clinical trial planned for 1H 2019
- Our compound is novel and unique

CLINICAL

- Reduced ammonia levels in *ex vivo* testing of patient microbiome samples
- First Non-IND Human Clinical Study
  - Lowered Net Ammonia Production[1]
  - Observed Ammonia Reductions Across Heterogeneous Microbiomes
- Non-IND clinical study in UCD patients is ongoing

SPEED & COST EFFICIENCY VALIDATED

- Two MMTs advancing in two hyperammonemia indications
- Plan to initiate Phase 2 clinical trial ~24 months after having conducted our first *ex vivo* screen

BROAD APPLICABILITY LEVERAGED ACROSS PIPELINE

Note(s): 1. As evidenced by lowered urinary ^{15}N excretion in the non-IND clinical study of KB195 in healthy subjects

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Kaleido™

Large Market Opportunity Across Diseases

		Potential Worldwide Market Opportunity[1]
UCD	• **~3,000 patients** in the U.S. • Current treatment (Ravicti) costs **$800K/year** in the U.S. • **~40% of patients** on Ravicti have high ammonia levels and remain at risk	~$300-$500M
HE	• **~500K patients** in the U.S., not all of whom have been diagnosed (100K OHE, 400K MHE) • Only 1/3rd of OHE patients treated with Xifaxan; no treatment for MHE • Xifaxan **annual sales for OHE ~$650M** in U.S.	~$2B+
Atherosclerotic Cardiovascular Disease	• **~30 million adults** diagnosed with heart disease in the U.S. • Heart disease is the **leading cause of death in the U.S.** (25% of deaths) • Existing treatments aimed at addressing known risk factors	Multi-billion dollar
Infections Caused by MDR Bacteria	• **~2 million people** annually in the U.S. infected with bacteria resistant to antibiotics **Hematopoietic Stem Cell Transplantation(HSCT)** • **~22K patients** in the U.S. each year • **~1/3 are colonized** with VRE **Liver Transplant** • **~13K candidates** waiting in the U.S. • **50% of patients** develop an infection in the first 100 days post-transplant	$500M+

Note(s): 1. Company estimates

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Kaleido

High Quality, Consistent, and Scalable Manufacturing in Place Internal Manufacturing Production for ex vivo, toxicology, and human clinical studies 3rd Party Manufacturers Production of larger quantities of our MMT candidates for clinical trials and future commercial supply (Thermo Fisher Scientific) Expertise and Proprietary Manufacturing Methods that Are Scalable and Transferable Uses Standard Small Molecule Unit Operations Robust Analytical Methods to Assess the Identity and Purity of Our MMTs Ability to Produce Bulk MMTs Suitable for Oral Administration in a Variety of Forms (e.g. Liquids, Spray Dried Powders in Sachets)

Robust Global IP Portfolio 8 U.S. Patents + 2 EPO Patents: Glycan pharmaceutical compositions (Europe) Methods to reduce ammonia (U.S.) Methods to treat diarrhea (U.S.) Methods to treat dysbiosis (U.S.) Catalyst compositions (U.S. and Europe) 100+ Non-Provisional Applications Pending, Worldwide in 20+ Regions/Countries Glycan compositions Methods to treat pathogen colonization Methods to treat immune imbalances (e.g. cancer) Methods to modulate short chain fatty acids Methods of making glycans Continued IP Expansion by Filing Patent Applications Directed to Pharmaceutical Compositions, Methods of Treatment and Methods of Manufacture

Financial Overview1 $76M (as of 12/31/18) $54M (for the year ended 12/31/18) $15M (as of 12/31/18) Cash and Cash Equivalents Operating Expenses (2) Long Term Debt Note(s): 1. Numbers are rounded to nearest million 2. Excludes stock-based compensation

Executing Towards our Key Milestones UCD HE Infections Caused by MDR Bacteria TMA Non-IND clinical study in patients Non-IND clinical study in patients with cirrhosis Non-IND clinical study Initiate non-IND clinical study 2019 1H 2H 2020 1H 2H Phase 2 clinical trial Data expected Non-IND clinical study in healthy volunteers to explore dosing Ready to initiate Phase 2 trial Discovery engines to drive new MMTs for add’l non-IND clinical studies and to generate 1-2 Phase 2 ready programs Platform 2021+

The Kaleido Opportunity Expanding number of proprietary MMTs, IP, computational capabilities Multiple indications and MOAs targeting unmet patient needs in significant markets; non-IND human clinical studies completed and ongoing Demonstrated speed and cost efficiency to the clinic Enables rapid advancement of broad portfolio of MMTs by learning more and faster from human data Extensive experience, including company building, product development and manufacturing across many technologies and therapeutic areas PLATFORM PIPELINE MODEL HUMAN-CENTRIC TEAM